PROPERTY AND EQUIPMENT, NET - Movement of impairment for property and equipment (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
PROPERTY AND EQUIPMENT, NET
Beginning of year	$ 15,110	$ 16,353	$ 26,262
Addition	0	0	0
Disposal			(10,537)
Exchange rate adjustment	(347)	(1,243)	628
End of year	$ 14,763	$ 15,110	$ 16,353